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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 16, 1998, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-63899) and related Prospectus of Covad Communications Group, Inc. for the registration of its common stock.

                                          /s/ Ernst & Young LLP

San Jose, California

January 18, 1999